                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                       International Leisure Hosts, Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        INTERNATIONAL LEISURE HOSTS, LTD.
                             3207 SOUTH HARDY DRIVE
                              TEMPE, ARIZONA 85282


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of International Leisure Hosts, Ltd., a Wyoming corporation (the "Company"), will be held on December 29, 2000, at 10:00 a.m., local time, at the Company's corporate offices at 3207 S. Hardy Drive, Tempe, Arizona 85282 for the following purposes:

     1. To elect directors and chairman to serve for the ensuing year and until their successors are elected;

     2. To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending March 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on December 4, 2000 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person.


                                        Sincerely,

                                        /s/ Michael P. Perikly

                                        Michael P. Perikly, President

December 10, 2000
Tempe, Arizona


     Whether or not you expect to attend the Meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke the proxy card and vote your shares in person.

                        INTERNATIONAL LEISURE HOSTS, LTD.
                             3207 SOUTH HARDY DRIVE
                              TEMPE, ARIZONA 85282

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 29, 2000
--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited by the Board of Directors of International Leisure Hosts, Ltd. (the "Company") for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held December 29, 2000 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The corporate offices of the Company are located at 3207 South Hardy Drive, Tempe, Arizona 85828 and its telephone number at that address is (480) 829-7600.

     The Annual Meeting will be held at the Company's offices located at 3207 South Hardy Drive, Tempe, Arizona 85282.

     These proxy solicitation materials were mailed on or about December 10, 2000.

RECORD DATE AND SHARE OWNERSHIP

     Shareholders of record at the close of business on December 4, 2000 are entitled to notice of and to vote at the meeting. At the record date, 694,457 shares of the Company's Common Stock, $.01 par value ("Common Stock"), were issued and outstanding (excluding 23,916 treasury shares). As of June 8, 2000, the following table sets forth share ownership by each director, by all officers and directors as a group, and by persons known by the Company to be or who may be deemed to be the beneficial owners of more than 5% of the Company's Common
Stock:

                                      Number            Percent
Name and Address                    of Shares          of Total
----------------                   -----------         --------
Robert L. Walker                   361,669 (A)           52.08%
Director
P.O. Box 187
Moran, WY 83013

A. Clarene Law                       3,000                 *
Director
P.O. Box 575
Jackson, WY 83001

Michael P. Perikly                   2,500                 *
President
3207 S. Hardy Drive
Tempe, Arizona 85282


                                               Number            Percent
Name and Address                              of Shares          of Total
----------------                             -----------         --------
William S. Levine                            124,233 (B)           17.9%
Director
Levine Investments Limited Partnership
1702 E. Highland Ave., #312
Phoenix, Arizona 85016

Krist A. Jake                                 73,800 (C)           10.6%
P.O. Box 640219
San Francisco, CA 94164

Bar-B-Bar Corporation                         37,307 (D)            5.4%
Max C. Chapman, Jr.
P.O. Box 194
Scarborough, New York 10510

All Officers and                             491,402               70.8%
Directors as a
group (4 persons)


-------------------

*    Less than 1%

(A)  Includes shares owned jointly with Mr. Walker's wife.

(B) Based on Schedule 13G filed with the Securities and Exchange Commission on March 12, 1998 by William S. Levine and Levine Investments Limited Partnership.

(C) Based on Schedule 13G filed with the Securities and Exchange Commission on June 7, 1997 by Krist A. Jake.

(D) Based upon Form 13D filed with the Securities and Exchange Commission on December 6, 1991 by Bar-B-Bar Corporation and Max C. Chapman, Jr.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Each shareholder present in person or by proxy at the Annual Meeting shall be entitled to one vote for each full share of stock registered in the name of such shareholder on the record date.

     Every shareholder entitled to vote at the Annual Meeting may do so either
(i) in person or (ii) by one or more agents authorized by a written proxy executed by the person or such shareholder's duly authorized agent, whether by manual signature, typewritten, telegraphic transmission or otherwise. Every proxy must be executed in writing (which shall include telegraphing or cabling) by the shareholder or by his duly authorized agent.

     Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of the Company. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting.

     Provided a quorum is present, the affirmative vote of a majority of the combined voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each nominee and the approval of Proposal 2. The presence at the Annual Meeting in person or by proxy of shareholders holding of record a majority of the total number of shares of Common Stock then issued and outstanding, and entitled to vote, shall be sufficient to constitute a quorum for the transaction of any business. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other personnel representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Annual Meeting for the fiscal year ending March 31, 2001, must be received by the Company no later than July 31, 2001, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     If a shareholder wishes to present to the Company an item for consideration as an agenda item for a meeting of shareholders, he must give timely notice to the Secretary of the Company and give a brief description of the business desired to be discussed. To be timely for this meeting, such notice must be delivered to or mailed to and received by the Company at its corporate offices no later than December 22, 2000.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

     Five persons have been nominated for election as directors (including Robert L. Walker, who has also been nominated for election as Chairman of the Board of Directors) at the Annual Meeting to be held on December 29, 2000. If any of the nominees shall be unable or unwilling to serve, it is intended that the proxy will be voted for the election of such other person or persons as the Company's management may recommend in the place of such nominee. The management has no reason to believe that any of the nominees will be unable or unwilling to serve.

     The names of the nominees and certain information about them are set forth below:

Name of Nominee               Age       Principal Occupation                Director Since
---------------               ---       --------------------                --------------
Robert L. Walker               67       CEO, Chairman and Director               1997
                                        of the Company

A. Clarene Law                 66       Owner and CEO of                         1992
                                        Elk Country Motels

Bonnie J. Walker               64       Gift shop manager                        1999
                                        of the Company
                                        Secretary/Treasurer of PNI, Inc.

William S. Levine              68       Director, Infinity                       1999
                                        Broadcasting Corporation

Victor W. Riches               50       Real Estate Developer                    1999


     All directors will hold office until the next Annual Meeting of Shareholders and the election and qualification of their successors. Directors may be removed by a majority vote of the shareholders at the Annual Meeting or special meeting called for such purpose.

     The Company's officers, except for the chairman, are elected by the directors and serve at the pleasure of the directors. The Company does not have any employment contracts with its employees.

BUSINESS EXPERIENCE OF NOMINEES,  DIRECTORS AND OFFICERS

     Robert L. Walker was elected Chairman and C.E.O. on April 23, 1999. He also served as President from September 30, 1997 to April 22, 1999. Mr. Walker has been an executive with numerous companies over the last 36 years. From 1976 to the present, he has been President of PNI, Inc., a privately owned investment company. From 1989 to 1994 he was President and Chairman of Turf Paradise, Inc., an Arizona based, publicly traded company that owns and operates a thoroughbred horse racing facility conducting pari-mutuel wagering.

     A. Clarene Law was elected to the Board of Directors on September 11, 1992. She is the owner and Chief Executive Officer of Elk Country Motels which operates four motel properties aggregating 270 rooms in Jackson, Wyoming. Mrs. Law has over 35 years experience in the hospitality industry.

     Mrs. Bonnie J. Walker was elected to the Board of Directors on April 23, 1999. She has served on numerous boards and committees of various charitable organizations and since late 1997 has been associated with the Company in various capacities.

     William S. Levine was elected to the Board of Directors on April 23, 1999. He has been the Chairman and C.E.O. of Outdoor Systems, Inc., a national billboard company that recently merged with a subsidiary of the National Broadcasting Company. He is currently a director of Infinity Broadcasting Corporation and the Chairman of Infinity Outdoor, Inc. Additionally, he has served on various boards of directors of both private and public companies and is an owner and officer of numerous privately-owned firms.

     Victor W. Riches was elected to the Board of Directors on April 23, 1999. He graduated from the Arizona State University College of Law (Magna Cum Laude) in 1975. He has served on numerous Boards, Committees and Offices of both charitable and non-charitable organizations, including: Turf Paradise, Inc., Arizona Center for the Handicapped, Bethany Ranch Home, YMCA of Metropolitan Phoenix, as well as many others. Mr. Riches has published numerous articles in a variety of trade magazines. He currently is a real estate developer in Arizona, Nevada and California.

     Michael P. Perikly, CPA, was elected President of the Company on April 23, 1999. Prior to that he served as Treasurer and Chief Financial Officer of the Company from September 30, 1997 to April 22, 1999. He also served on the Board of Directors from December, 1997 until April, 1999. From 1990 to the present, he has been Chief Financial Officer of PNI, Inc., a privately owned investment company. From 1989 to 1994, Mr. Perikly was the Chief Financial Officer, Secretary and Treasurer of Turf Paradise, Inc.

     Thomas J. Kase, CPA, was elected Secretary/Treasurer of the Company on April 23, 1999. He is currently with the firm of Gaintner Bandler Reed, TL. Mr. Kase graduated from Loyola University in Los Angeles and has been a certified public accountant since 1974.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any person holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. All of these filing requirements were satisfied during the year ended March 31, 2000. In making thesedisclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

AUDIT COMMITTEE

     The Company does not have a formal auditing committee. Instead, the Board of Directors fulfills this responsibility. The Board has reviewed and discussed the audited financial statements with management as well as certain matters required by SAS 61. In addition, the Board has received disclosures regarding the auditors' independence as required by 15 BS No. 1 and has discussed this with the auditors. Based on their review, the Board has recommended that the audited financial statements be included in the Form 10-KSB.

BOARD MEETINGS AND COMMITTEES

     During fiscal 1999, there was no compensation, nominating or other committee performing similar functions.

     The Board of Directors executed one Consent of Action in Lieu of Meeting during the fiscal year ended March 31, 2000.

EXECUTIVE OFFICERS*

Name of Officer            Age      Principal Occupation
---------------            ---      --------------------
Robert L. Walker           67       Chairman/CEO/ Director
Michael P. Perikly         49       President
Thomas J. Kase             52       Secretary/Treasurer

* See "Business Experience of Nominees, Directors and Officers" above for a biographical summary.

REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth, with respect to the years ended March 31, 2000, 1999 and 1998, compensation awarded to, earned by or paid to the Company's chief executive officer, President, and Secretary/Treasurer.

     SUMMARY COMPENSATION TABLE

       (A)                          (B)                (C)
Name and principal
Position                            Year              Salary
------------------                  ----              ------
Robert L. Walker                    2000                   --
CEO*                                1999                   --
                                    1998                   --

Michael P. Perikly                  2000             $ 75,000
President**

Elizabeth A. Nicoli                 1998                   --
President and Chairman***

All executive officers
as a group (three)                  2000             $ 75,000
           (three)                  1999             $ 36,000
           (three)                  1998             $ 28,000

All executive officers as a group received cash compensation for services rendered to the Company over the three years, a portion of which was paid pursuant to the management contracts described below under the heading "Certain

Transactions."

* Robert L. Walker became Chairman of the Company and its Chief Executive Officer on April 23, 1999 and served as President from September 30, 1997 to April 22, 1999.

**   Michael P. Perikly became President of the Company on April 23, 1999.

*** Elizabeth A. Nicoli became Chairman of the Company on October 23, 1996 and served as President from October 23, 1996 until her resignation on September 29, 1997.

     There are no compensation arrangements for directors.

CERTAIN TRANSACTIONS

     General and administrative - related party expenses for the years ended March 31, 2000, 1999 and 1998 represent management fees and administrative expenses paid to related parties and totaled approximately $219,000, $156,000, and $160,000, respectively. Related parties during the years ended March 31, 2000, 1999 and 1998 are owned by the Company's current majority owner, Robert Walker, or family members. Related parties during the year ended March 31, 2000 also include a company owned by the Company's current President, Michael P. Perikly.

     The Company incurred borrowings under a line of credit agreement with a related party. Interest incurred for the fiscal years ended March 31, 2000, 1999 and 1998 was $123,230, $108,985 and $91,602, respectively. For fiscal years 2000 and 1999, the Company capitalized $44,932 and $39,019 of interest, respectively.

     In March 1998, the Company sold 96 snowmobiles for total proceeds of $144,000 and a loss of $94,387. A related party of the Company purchased 46 of these snowmobiles for a total of $82,800. During 1999, the Company repurchased 41 snowmobiles from the related party for $75,645. The Company subsequently sold the snowmobiles to an unrelated entity and recognized a loss of approximately $14,000.

     At March 31, 2000, the Company recorded payables of $70,563 to related parties for certain operating expenses paid by the related parties on behalf of the Company.

     During the years ended March 31, 2000 and 1999, the Company paid approximately $30,000 each year to a related party for construction costs related to the new employee housing and other facility improvements.

                                   PROPOSAL 2
                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Deloitte & Touche LLP as independent accountants and recommends that shareholders vote FOR ratification of such appointment to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2001. Deloitte & Touche LLP has audited the Company's financial statements annually since April, 1983. Its representatives are not expected to be present at the meeting.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card or sheet to vote the shares they represent as the Board of Directors may recommend.

                              AVAILABLE INFORMATION

     The Company files annual reports on Form 10-KSB with the Securities and Exchange Commission. A copy of the Form 10-KSB Annual Report for the fiscal year ended March 31, 2000 may be obtained, free of charge, upon written request by any shareholder to Michael P. Perikly, President, International Leisure Hosts, Ltd., 3207 S. Hardy Drive, Tempe, Arizona 85282.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Thomas J. Kase
                                        -----------------------
                                        Thomas J. Kase
                                        Secretary

Tempe Arizona
December 10, 2000

PROXY

                        INTERNATIONAL LEISURE HOSTS, LTD.
                     SOLICITED BY THE BOARD OF DIRECTORS FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 29, 2000

     The undersigned holder of common stock of International Leisure Hosts, Ltd., a Wyoming corporation ("ILH") acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders dated December 10, 2000, and, revoking any proxy heretofore given, hereby appoints Michael P. Perikly with full power as attorney and proxy to appear and vote all shares of common stock of ILH registered in the name(s) of the undersigned and held by the undersigned of record as of December 4, 2000, at the Annual Meeting of Shareholders of ILH to be held at 3207 S. Hardy Drive, Tempe, Arizona 85282, on December 29, 2000, at 10:00 a.m, local time, and at any postponements and adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting. All properly executed proxies will be voted as indicated. The proxy holders may, in their discretion, vote shares which have been voted in favor of the proposals to adjourn the Annual Meeting to solicit additional proxies in favor of the proposals.

                               (TO BE CONTINUED AND SIGNED ON THE REVERSE SIDE.)

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2:

(1) A proposal to elect the following nominees as directors to hold office until the next Annual Meeting of Shareholders and the election and qualification of their successors: Robert L. Walker, A. Clarence Law, Bonnie J. Walker, William S. Levine, and Victor W. Riches.

     [ ] FOR ALL nominees (except as indicated to the contrary below)

     [ ] AGAINST

     [ ] ABSTAIN

     [ ] WITHHOLD AUTHORITY to vote for all nominees.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-----------------------------------

(2) To approve the proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants for the 2001 fiscal year of the Company.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN

(3) In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 2.


______ WE DO ______  DO NOT EXPECT TO ATTEND THIS MEETING.


Date
    -------------------------------------


-----------------------------------------
Signature


-----------------------------------------
Signature if Held Jointly


PLEASE DATE AND SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. ALL JOINT OWNERS SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

  WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS
      PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.